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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our reports dated January 29, 1997 appearing on page 32 and 68 of Westinghouse Electric Corporation's Form 10-K for the year ended December 31, 1996, incorporated by reference in this Registration Statement on Form S-8 of the Company.

/s/ KPMG PEAT MARWICK LLP
--------------------------------
Pittsburgh, Pennsylvania
March 18, 1997